UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 26, 2014

Date of Report (Date of earliest event reported)

KUN DE INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-162518	68-0677444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yihao Ge 41E Gangyi Haoting Yard, Chuanbu Road Louhu District, Shenzhen City Guangdong Province, China
(Address of principal executive offices)	(Zip Code)

+86 (755) 8885-5778

Registrant’s telephone number, including area code

Secure Luggage Solutions Inc.

2375 East Camelback Road, Fifth Floor

Phoenix, Arizona 85016

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 26, 2014, there was a change in control of Secure Luggage Solutions, Inc., now known as Kun De International Holdings Inc., a corporation organized under the laws of the State of Delaware (the "Company").

In accordance with the terms and provisions of that certain stock and note purchase agreement dated August 14, 2014 (the "Stock Purchase Agreement") by and between Donald G. Bauer, the majority shareholder and sole executive officer of the Company ("Bauer"), and World Financial Holdings Group, a private corporation (the "Purchaser"), the Purchaser purchased from Bauer an aggregate 17,487,000 pre-reverse stock split shares of common stock of the Company.

Therefore, in accordance with the terms and provisions of the Stock Purchase Agreement, the Company accepted the resignation of its sole officer and director, Bauer as President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer, effective November 26, 2014. Simultaneously, the Board of Directors appointed the following individuals: (i) Shuquan Chen as a member of the Board of Directors and the Chief Executive Officer, Secretary and Treasurer/Chief Financial Officer; and (ii) Juan Gu as Chairman of the Board of Directors and the President of the Company.

Shuquan Chen Biography. During the past twenty years, Mr. Chen has been involved with a number of companies and is considered a prominent and representative entrepreneur in Guangdong Province, China, leading with reform and innovation in the investment management industries. Under Mr. Chen's leadership, the companies he has founded lead in the investment industry with many major innovations by valuing supply chain and choosing investment orientation accurately. Mr. Chen has made a positive contribution in promoting reform and development of China's investment industry.

From approximately October 2012 to current date, Mr. Chen was the chairman of the board of directors of Guangzhou Feng Dequan Education Co., Ltd., which under his management resulted in the expansion of educational institutions in a substantial number of cities in China with more than 100 individual clients and 58 educations. The company has become recognized as a leading expert in early education and represents the largest educational brand. From approximately December 2011 to current date, Mr. Chen is also the founder and chief executive officer of Guangxi Weilong Investment (Weilong Technoloy Park) Co., Ltd.

From approximately early 2005 through September 2014, Mr. Chen was the chairman and founder of Guangdong World Venture Capital Co., Ltd., where during ten years he built the company from a start-up organization with eight employees to a 1,000,000 RMB investment fund, which is now a well-known investment group in the Guangdong Province. The investments covered real estate, small loan companies, education, supply chains and other fields. Guangdong World Venture Capital Co. Ltd. invested and held shares of Feng Dequan Education Consulting Co. Ltd. resulting in Feng Dequan Consulting Co. Ltd. becoming a premier educational brand in the field of early education in China. From approximately August 1992 through December 2012, Mr. Chen was also the chairman of Guangzhou Yifu Engineering Design Co., Ltd.

Mr. Chen is also active in the Chinese educational charities. Together with Feng Dequan Education Consulting Co. Ltd., the father of China's early education and the Working Committee for the Care of the Next Generation, Mr. Chen established the "Sunshine Education Charity Feng Dequan Fund", which is committed to help children in poor areas get education, care for children's growth, support for development of early education in poor areas and building more public welfare charity. In September 2014, Chen Shuquan officially resigned from the Guangdong World Venture Capital to be the Chief Executive Officer of the Company. Mr. Chen is confident that he will be able to lead the Company to become one of China's top industry supply chain groups.

Mr. Chen attended and earned a bachelor degree in economics from Beijing Normal University.

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Juan Gu Biography. During the past ten years, Ms. Gu has been involved in multi-faceted industries involving cultural creativity, film and television, pensions, insurance, industry supply chain, value chain and system financing as well as banking, securities, trust, and asset management fund. From approximately December 2013 to current date, Ms. Gu has been the founder and chairman of the board of directors of Shenzhen Kun De Asset and Resources Management, which is a company providing supply chain financial services, managing capital flow and logistics, controlling or minimizing risk for small to medium-sized company in mainland China. Her duties included: (i) operation of the supply chain operating system, which had a remarkable achievements; (ii) comprehensive application of supply chain technology to micro, small and medium enterprises in China to achieve market multiple production, optimize assets and capital allocation, thus to realizing a more scientific industry; and (iii) new academic achievements and subversive business model, which has gained recognition and support by many national related departments.

From approximately October 2005 through December 2013, Ms. Gu was the chief secretary of party committee at China Association of Rule and Law, which is a non-profit association consisting of news media groups, the legal system, journalists, cultural workers and legal services volunteers in Jiangsu Province. Her duties included: (i) handling crisis public relations for over twenty-one local governments and three hundred companies and corporations; (ii) .researched and explored effects of supply chain technology and achievement on tax, enterprises, the society and the country industrial structure in the United States, Japan and Western Europe countries; (iii) developed the “Six Dimensional Supply Chain” theory, which was tailored to the unique characteristics of the Chinese socialist; and (iv) utilized results of the backward mode of thinking to optimize, combine and associate small and medium-sized companies with big commerce chambers, to integrate an industrial supply chain, and achieve a large closed-loop operating systems in China.

From approximately April 2003 through October 2005, Ms. Gu was employed at Cosco Shipyard Corporation, which is a large enterprise group specializing in large vessel building, marine engineering construction and conversion, and providing services in ship repairing and building sets, where she was the secretary of party committee From approximately July 1997 through April 2003, Ms. Gu was employed at the News Media Corporation, which is a state owned media company, where she engaged in news editing and writing. From approximately June 1996 through July 1999, Ms. Gu was employed at Sutong Petrochemical Corporation, where she was a general agent of The Chevrolet Group Caltex Lubricants for the greater China area. Her duties included: (i) officer administrator where she modified internal policies resulting a 30% increase in three months of the overall company's performance; (ii) promoted to executive president and national sales director pursuant to which company sales increased five times; and (iii) partnered with Caltrex and Shanghai Oil Refinery Factory to successfully establish Shanghai Gaoqiao Caltrex Company.

Ms. Gu attended and earned a Bachelor's degree in economics and management at the Nanjing University of Aeronautics and Astronautics in 1996. Ms. Gu is the author of two literature pieces "Days in Haixing" and "Composed Hymns of Youth".

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership Chart

The following table sets forth certain information, as of the date of this Current Report, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 41,414 post-reverser stock split shares of common stock issued and outstanding.

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Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers:
Shuquan Chen Yihao Ge 41E Gangyi Haoting Yard, Chuanbu Road Luohu District, Shenzhen City Guangdong Province, China	14,117	34.09%
Juan Gu Yihao Ge 41E Gangyi Haoting Yard, Chuanbu Road Luohu District, Shenzhen City Guangdong Province, China	17,253	41.66%
All executive officers and directors as a group (2 persons)	31,370	75.75%

Beneficial Shareholders Greater than 10%

None

___________________

*	Less than one percent.

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Current Report. As of the date of this Current Report, there are 41,414 post-reverse stock split shares issued and outstanding.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

Amendment to Articles of Incorporation - Name Change

On August 18, 2014, Board of Directors of the Company and the majority shareholders of the Company, approved an amendment to the articles of incorporation to change the name of the Company to "Kun De International Holdings Inc." (the “Name Change Amendment”). The Amendment was filed with the Secretary of State of Delaware on August 21, 2014 changing the name of the Company to "Kun De International Holdings Inc." (the "Name Change"). The Name Change was effected to better reflect the future business operations of the Company. See "Section 7. Corporate Governance and Management. Item 5.07 Submission of a Vote to Security Holders."

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ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Name Change Amendment/Forward Stock Split

On August 18, 2014, the majority shareholders of the Company approved a reverse stock split of one for five hundred (1:500) of the Company's total issued and outstanding shares of common stock (the “Stock Split”) and a change in the name of the Company from "Secure Luggage Solutions Inc." to "Kun De International Holdings Inc." (the "Name Change"). Pursuant to the Company's Bylaws and the Delaware Revised Statutes, a vote by the holders of at least a majority of the Company’s outstanding votes is required to effect the Stock Split and the Name Change. The Company’s articles of incorporation does not authorize cumulative voting. As of the record date of August 18, 2014, the Company had 20,707,000 voting shares of common stock issued and outstanding. The consenting stockholders of the shares of common stock were entitled to 14,685,000 votes, which represented approximately 70.92% of the voting rights associated with the Company’s shares of common stock. The consenting stockholders voted in favor of the Stock Split and the Name Change described herein in a unanimous written consent dated August 18, 2014.

The Board of Directors had previously considered factors regarding their approval of the Stock Split including, but not limited to: (i) the current volume of trading and trading price of the Company’s shares of common stock on the OTC Market and potential to increase the marketability and liquidity of the Company’s common stock based on structuring of potential business operations and acquisition; and (ii) limitation of marketability of the Company’s common stock among brokerage firms and institutional investors based upon current per-share price. The Board of Directors of the Company approved the Name Change and the Stock Split and recommended the majority shareholders of the Company review and approve the Name Change and the Stock Split.

The Stock Split was effected based upon the filing of appropriate documentation with FINRA. The Stock Split decrease the Company's total issued and outstanding shares of common stock from approximately 20,707,000 shares to 41,414 shares of common stock. The common stock will continue to be $0.001 par value. The trading symbol of the Company changed to "KDIC". The new cusip number for the Company is 50125U108.

The Name Change was effected to better reflect the future business operations of the Company.

BUSINESS OPERATIONS

Prior Business Operations

The Company was incorporated in the State of Delaware on December 4, 2008 under the name "Secure Luggage Solutions Inc.". The Company has been a fully operational development stage company engaged in the business of luggage wrap. Luggage wrap is a product that is applied to checked luggage in a retail kiosk with the passenger present and is a plastic covering applied by a machine. The Company's prior business operations involved researching, creating, designing, marketing and distributing its luggage wrap product at pre check-in areas of airports to passengers that choose to utilize luggage wrap.

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Up to the date of the Stock Purchase Agreement, the Company continuously and actively promoted its luggage wrap services to carriers, airport management and other parties operating within the Vancouver International Airport, which was its initial marketing target. To that end, the Company previously entered into certain agreements with unrelated third parties, which were generally operational private companies that operated a comprehensive storefront baggage service in Vancouver, British Columbia, Canada, including baggage handling, pick-up and drop-off services, shipping, storage, and wrapping. The Company also previously investigated the possibilities of offering its services at the Seattle-Tacoma International Airport, Toronto International Airport, Los Angeles International Airport, O’Hare (Chicago) International Airport, Hartsfield (Atlanta) International Airport, and San Francisco International Airport. On November 7, 2010, the Company entered into an exclusive five year license agreement with Secure Luggage Systems Inc., a corporation based in Alberta, Canada, which was then controlled by its prior President, Chief Executive Officer and Director, Donald G. Bauer. The agreement gave the Company the exclusive right for a term of five years to sell, market and manufacture Secure Luggage Systems’ patented baggage wrapping system which conveyed checked luggage from entrance to exit while applying a single layer of shrink plastic around the luggage. With respect to the supply of the Company's product, the Company also previously established a relationship with Satel-95 Ltd., which was a bag wrap equipment manufacturer located in Sofia, Bulgaria. The Company had a non-binding understanding with Satel-95 whereby Satel-95 was to provide the Company with the machines and related equipment to apply its luggage wrap material in consideration of 50% of the net operating profit from the luggage wrap business.

During August 2014, management of the Company decided that the luggage wrap operational business aspects were not monetarily or financially successful and, therefore, determined that it would be in the best interests of the Company and its shareholders to change its business strategy.

Current Business Operations

Subsequent to the Stock Purchase Agreement, the business operations of the Company changed to a global supply chain company. The Company's current business concept is built on the announcement of Chinese President Xi Jinping at the 2014 APEC leaders meeting that China would be fully implementing the global value chain in the Asia-Pacific region, increase spending on capital building and assist developing country members to better integrate into the regional economic integration development value chain in order to realize common development.

A value chain is a chain of activities that a firm operating in a specific industry performs in order to deliver a valuable product or service for the market. The idea of the value chain is based on the process view of organizations - the idea of seeing a manufacturing (or service) organization as a system made up of subsystems each with inputs, transformation processes and outputs. Inputs, transformation processes and outputs involve the acquisition and consumption of resources - money, labor, materials, equipment, buildings, land, administration and management. How value chain activities are carried out determines costs and affects profits. (Michael Porter, "Competitive Advantage: Creating and Sustaining Superior Performance"). According to the OECD Secretary-General, the emergence of global value chains in the late 1990s has provided a catalyst for accelerated change in the landscape of international investment and trade with major and far-reaching consequences on governments as well as enterprises. (Angel Gurria, "The Emergence of Global Value Chains: What Do They Mean for Business". November 5, 2012).

Management believes that the Company is the only Chinese company focusing on "N+N" global value chain research, practice and guidance. Management further believes that the Company has created the fastest and most convenient operating mode built on a closed-loop system that crosses production and finance functions thus creating a global value chain cluster listed platform. Management has applied the results of western research and development of value chain to domestic Chinese companies creating a business platform that assists in control and management of company structure, design, production, logistics, warehousing and distribution of both internal and external resources with minimum risk thus achieving a win-win status.

The Company is current registered and headquartered in Shenzhen, China, with the registered capital of 50,000,000 RMB and has an innovative business model with deep cultural implications and strong industrial chain integration and capital operation ability. The Company is focusing on the global value chain, the integrated and optimization of upstream and downstream industrial chains, logistics, cash flows, business flows and financial to produce a vertical and horizontal integrated closed-loop global business platform.

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The Company is currently completing design and implementation of value chain for several clients in several industries, including agriculture, internet, net energy and media cultural. The Company has designed technical equipment for large-scale agricultural cultivation, developed a company's own online shopping mall, realized agricultural implemented supply chain from growing organic food to serving food on the consumer's table. The chain has also been equipped with excellent production management team, an online shopping mall management team and technical team. The large-scale intensive and standard planting of healthy organic food through the operation of this value chain has made the company stronger for further development.

The Company's culture is to create unique ideas and innovative business models and the development of capital operation. It engages in constructing a safe, healthy and harmonious living environment for future generations and uniting the Chinese people all over the world with the shared value of "Home, the Country and the World", by helping Chinese companies to build brand and grow and become respected international enterprises.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on August 21, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUN DE INTERNATIONAL HOLDINGS INC.

DATE: January 2, 2015	By:	/s/ Shuquan Chen
Shuquan Chen
Chief Executive Officer

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